Exhibit 99.2

1

CORBUS PHARMACEUTICALS

TOP-LINE DATA
JBT101-CF-001
PHASE 2 STUDY IN CYSTIC FIBROSIS
March 30, 2017

NASDAQ:CRBP | CORBUSPHARMA.COM



HIGHLIGHTS

- First in patient study n=85 CFTR mutation agnostic
- Primary endpoint achieved with acceptable safety and tolerability
- Reduction of multiple lung inflammatory cells and mediators
- Clinical benefit seen in acute pulmonary exacerbations
- Data support further clinical development

TRIAL DESIGN

JBT101-CF-001 PHASE 2 TRIAL DESIGN

- Double-blind, randomized, placebo-controlled, 16-week trial
- 21 clinical sites in the US, UK, Germany, Italy, and Poland
- Adults ages 18 to 65 with cystic fibrosis (CF)
- Eligibility criteria
  - All mutations allowed
  - FEV1 ≥ 40% predicted
  - Stable treatment for CF, with background medications including prophylactic antibiotics allowed
  - No intravenous antibiotics for 14 days prior to Day 1

- Supported by a $5MM Development Award from the Cystic Fibrosis Foundation (CFF)
- Designed with the CFF Therapeutic Development Network and European CF Society Clinical Trials Network
- Data Safety Monitoring Board members from CFF and ECFS

ANABASUM TRIAL DESIGN



Randomization prior to Visit 1
• All subjects randomized 2:2:3 to Cohorts 1, 2, and 3 for Days 1-28
• Cohorts 1 and 2 randomized 1:1 Cohorts 4 and 5 for Days 29-84
• Cohort 3 randomized 1:1:4 to Cohorts 4, 5 and 6 for Days 29-84
1st dose
Increase in dose
Last dose
Last visit
Inclusion criteria:
• Cystic fibrosis
• ≥ 18 and <65 years of age
• FEV1 ≥ 40% predicted
• Stable treatment
Cohort 1: JBT-101
1 mg qd, n = 20
Cohort 2: JBT-101
5 mg qd, n = 20
Cohort 3: Placebo
qd, n = 30
Cohort 4: JBT-101
20 mg q.a.m. and placebo q.p.m., n = 25
Cohort 5: JBT-101
20 mg q.a.m. and 20 mg q.p.m., n = 25
Cohort 6: Placebo
q.a.m. and q.p.m., n = 20
N ~115
70
70
~63
Weeks 1-4
Weeks 5-12
Weeks 13-16
Visit Screen V1 V2 V3 V4 V5 V6 V7
Day up to -28 1 15±3 29±3 43±3 57±3 85±3 113±3

- All 40 of the 1 mg and 5 mg anabasum-treated subjects in Weeks 1-4 were re-randomized to continue on anabasum in Weeks 5-12
- 10 of 30 placebo-treated subjects in Weeks 1-4 were re-randomized to receive anabasum in Weeks 5-12
- 20 of 30 placebo-treated subjects in Weeks 1-4 were continued on placebo in Weeks 5-12

OBJECTIVES

Primary Objective

- Evaluate safety and tolerability

Secondary / Exploratory Objectives

- Evaluate plasma concentrations and metabolites
- Evaluate efficacy using FEV1, lung clearance index, and CFQ-R
- Evaluate blood and sputum biomarkers of disease activity and inflammation
- Evaluate microbiome in sputum
- Evaluate plasma metabolipidomic profile


CB2:
resolution receptors in immune system
CB 2 receptors
Immune cells


Anabasum
HO
O
OH
H
H
O
C_6H_{13}



PRIMARY ENDPOINT: SAFETY AND TOLERABILITY OUTCOMES

Safety

- Treatment-emergent adverse events
- Changes in vital signs, laboratory safety testing, electrocardiograms, Addiction Research Center Inventory – Marijuana questionnaire (ARCI-M)

Events of special interest:

- Acute pulmonary exacerbations requiring IV antibiotics
- Elevation in transaminases > 3x ULN with bilirubin > 1.5 X ULN
- QTc prolongation > 500 msec and > 60 msec from baseline

Tolerability

- Discontinuation of study product because of treatment-emergent adverse events

SAMPLE SIZE

Safety

- 25 subjects in a treatment group yields ≥ 95% probability of detecting adverse events that occur at a true rate of 12% or higher

Efficacy

- 25 subjects within an active group and 20 subjects within the placebo group yields 80% power to detect a statistically significant difference in an efficacy endpoint assuming a 1-sided alpha = 0.10 and an effect size (difference in means/common standard deviation) of 0.64

SUBJECT DISPOSITION AND BASELINE CHARACTERISTICS

STUDY POPULATIONS


89 Randomized
4 withdrew prior to dosing
• 3 withdrew consent
• 1 pulmonary exacerbation
Weeks 1-4
Anabasum 1 mg, N = 26
Anabasum 5 mg, N = 24
Weeks 1-4
Placebo
N = 35
n = 11
Weeks 5-16
Anabasum 20 mg, N = 31
Anabasum 20 mg BID, N = 30
Weeks 5-16
Placebo
N = 24
51 Completed anabasum treatment
23 Completed placebo treatment

Safety and Efficacy Populations N = 85

CORBUS PHARMACEUTICALS

WITHDRAWALS FROM THE STUDY IN SAFETY POPULATION

Status	Subjects, n (%)			
	Weeks 1-4		Weeks 5-12	
	Anabasum N = 50	Placebo N = 35	Anabasum N = 61	Placebo N = 24
Withdrew consent	0	0	2 (3.3)	0
Adverse event	1 (2.0)	1 (2.9)	3 (4.9)	0
Lost to follow-up	1 (2.0)	0	0	0
Other	1 (2.0)	0	1 (1.6)	0

No withdrawals for lack of efficacy or non-compliance

BASELINE DEMOGRAPHICS OF SUBJECTS

Characteristic	Weeks 1-4			Weeks 5-12		
	Anabasum 1 mg QD N = 26	Anabasum 5 mg QD N = 24	Placebo N = 35	Anabasum 20 mg QD N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Male, %	65.4	50.0	48.6	51.6	50.0	62.5
Age, mean (range)	26.9 (19-52)	28.8 (18-62)	29.2 (18-59)	28.5 (18-62)	26.8 (19-46)	30.2 (18-59)
Caucasian, %	96.2	100	94.3	96.8	96.7	95.8
Not Hispanic or Latino, %	100	91.7	100	96.8	96.7	100

BASELINE DISEASE CHARACTERISTICS OF SUBJECTS

Characteristic	Weeks 1-4			Weeks 5-8		
	Anabasum 1 mg QD N = 26	Anabasum 5 mg QD N = 24	Placebo N = 35	Anabasum 20 mg QD N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
F508D: 2 alleles/ 1 alleles/ 0 alleles	13/9/4 50%/35%/15%	14/7/3 58%/29%/13%	21/10/4 60%/29%/11%	14/12/5 45%/39%/16%	20/7/3 67%/23%/19%	14/7/3 58%/29%/13%
FEV1 % predicted, mean (range)	65.6 (31.5 – 101.8)	63.1 (29.6 – 89.3)	65.3 (39.2 – 113.3)	64.2 (26.8 – 103.2)	64.0 (31.1 – 98.4)	64.9 (25.7 – 106.8)
Lowest FEV1 % predicted last year, mean (range)	64.3 (10 – 100)	63.9 (32 – 98)	60.2 (10 – 93)	62.9 (10 – 100)	62.8 (10 – 98)	61.7 (33 – 93)
Number of exacerbations in last year, mean (range)	0.73 (0 – 2)	0.75 (0 – 3)	0.63 (0 – 3)	0.87 (0 – 2)	0.67 (0 – 3)	0.50 (0 – 3)
CRQ-R Respiratory Symptom Score, mean (range)	65.8 (33.3 – 94.4)	69.9 (16.7 – 100)	71.6 (27.8 – 88.9)	74.4 (27.8 – 100)	66.9 (22.2 – 100)	76.6 (38.9 – 94.4)
Pancreatic insufficiency, n (%)	21 (83)	20 (83)	26 (74)	24 (77)	26 (87)	17 (71)
Sinusitis, n (%)	16 (46)	11 (46)	19 (54)	16 (52)	17 (57)	13 (54)
Nasal polyps, n (%)	8 (31)	4 (17)	12 (34)	7 (23)	9 (30)	8 (33)
Diabetes mellitus, n (%)	4 (15)	3 (13)	7 (20)	3 (10)	6 (20)	5 (21)

BASELINE MEDICATIONS OF SUBJECTS

Medication	Subjects, n (%)					
	Anabasum 1 mg QD N = 26	Anabasum 5 mg QD N = 24	Placebo N = 35	Anabasum 20 mg QD N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Azithromycin	8 (30.1)	16 (66.7)	21 (60.0)	14 (45.2)	13 (43.3)	14 (58.3)
Inhaled or oral prophylactic antibiotics excluding azithromycin	12 (46.2) inhaled 5 (19.2) oral 13 (50.0) total	10 (41.7) inhaled 3 (12.5) oral 12 (50.0) total	16 (47.5) inhaled 0 oral 16 (45.5) total	16 (51.6) inhaled 3 (9.7) oral 18 (58.1) total	10 (33.3) inhaled 2 (6.7) oral 12 (40.0) total	11 (45.8) inhaled 0 oral 11 (45.8) total
Lumacaftor/ivacaftor	6 (23.1)	7 (29.2)	8 (22.9)	6 (19.4)	9 (30.0)	6 (25.0)
Ivacaftor	2 (7.7)	0	1 (2.9)	1 (3.2)	2 (6.7)	0
Dornase alfa	23 (88.5)	19 (79.1)	29 (82.9)	27 (87.1)	25 (83.3)	19 (79.2)

CORBUS PHARMACEUTICALS

BASELINE DEMOGRAPHICS AND CHARACTERISTICS: CONCLUSIONS

- Baseline demographics and disease characteristics are similar among treatment groups
- Differences are minor among treatment groups in gender distribution, previous number of acute pulmonary exacerbations in the last year, CFQ-R Respiratory Symptoms score, and use of azithromycin

PLASMA CONCENTRATIONS

ANABASUM PLASMA CONCENTRATIONS

Anabasum C_{max} plasma concentration was measured 3 ± 0.5 hours after the first dose of 1 mg, 5 mg, or 20 mg and compared to those in healthy human volunteers



JBT101-CF-001
Healthy Humans
1000
800
600
400
200
0
-200
0
5
10
15
20
25
Anabasum, ng/mL ± SD
Anabasum Single Dose, mg

- The anabasum dose: exposure relationship is approximately linear in the therapeutic range
- The peak plasma concentrations achieved in CF patients are consistent with C_{max} plasma concentrations in healthy volunteers at the same dose

SAFETY RESULTS: TREATMENT-EMERGENT ADVERSE EVENTS

SUBJECTS WITH TREATMENT EMERGENT ADVERSE EVENTS BY DOSE

Treatment-emergent Adverse Event (TEAE)	Subjects, n (%)								
	Weeks 1-4			Weeks 5-12			Post Treatment		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Any TEAE	14 (53.8)	13 (54.2)	15 (42.9)	21 (67.7)	19 (63.3)	14 (58.3)	15 (48.4)	15 (50.0)	11 (45.8)
Deaths	0	0	0	0	0	0	0	0	0
Serious Unexpected Severe Adverse Reaction	0	0	0	0	0	0	0	0	0
Serious TEAEs	1 (3.8)	0	2 (5.7)	3 (9.7)	2 (6.7)	1 (4.2)	2 (6.5)	1 (3.3)	3 (12.5)
Serious TEAEs related to study drug	0	0	0	0	0	0	0	0	0
Severe TEAEs	0	0	1 (2.9)	0	2 (6.7)	1 (4.2)	1 (3.2)	0	2 (8.3)
Severe TEAEs related to study drug	0	0	0	0	0	0	0	0	0
Any related TEAE	3 (11.5)	4 (16.7)	3 (8.6)	8 (25.8)	4 (13.3)	5 (20.8)	0	1 (3.3)	1 (4.2)
TEAEs leading to Study Discontinuation	1 (3.8)	0	1 (2.9)	1 (3.2)	2 (6.7)	0	0	0	0

SUBJECTS WITH TREATMENT-EMERGENT ADVERSE EVENTS SERIOUS ADVERSE EVENTS

Anabasum

- 6 pulmonary exacerbations

Placebo

- 7 pulmonary exacerbations
- 1 hand fracture
- 1 thrombosis in device

- No increase in pulmonary exacerbations with anabasum treatment
- No serious adverse event was assessed as related to study drug by the site investigators

CORBUS PHARMACEUTICALS

SUBJECTS WITH TEAEs BY MAXIMUM SEVERITY AND WEEKS

System	Subjects with TEAEs								
	Weeks 1-4			Weeks 5-12			Post Treatment Weeks 13-16		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Post Placebo N = 24
Total number of subjects with any TEAE	14 (53.8)	13 (54.2)	15 (42.9)	21 (67.7)	19 (63.3)	14 (58.3)	15 (48.4)	15 (50.0)	11 (45.8)
• Maximum severity = Mild	9 (34.6)	7 (29.2)	11 (31.4)	11 (35.5)	9 (30.0)	4 (16.7)	7 (22.6)	5 (16.7)	5 (20.8)
• Maximum severity = Moderate	5 (19.2)	6 (25.0)	3 (8.6)	10 (32.3)	8 (26.7)	9 (37.5)	7 (22.6)	10 (33.3)	4 (16.7)
• Maximum severity = Severe	0	0	1 (2.9)	0	2 (6.7)	1 (4.2)	1 (3.2)	0	2 (8.3)

Severe TEAEs: Anabasum

- Pulmonary exacerbation: D29
- Pulmonary exacerbation: D79
- Pulmonary exacerbation: D85
- Pulmonary exacerbation: D106

Severe TEAEs: Placebo

- Thrombosis in device: D61
- Pulmonary exacerbation: D65
- Pulmonary exacerbation: D72

No severe adverse event was assessed as related to study drug by the site investigators

CORBUS PHARMACEUTICALS

NUMBER OF TEAEs BY MAXIMUM SEVERITY AND WEEKS

System	Subjects with TEAEs								
	Weeks 1-4			Weeks 5-12			Post Treatment Weeks 13-16		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Post Placebo N = 24
Total number of subjects with any TEAE	14 (54)	13 (54)	17 (49)	21 (68)	19 (63)	14 (58)	14 (45)	15 (50)	11 (46)
Total number of TEAEs	24	27	34	54	44	21	26	20	12
• Maximum severity = Mild	18 (75)	21 (78)	25 (74)	43 (80)	30 (68)	7 (33)	14 (54)	9 (45)	7 (58)
• Maximum severity = Moderate	6(25)	6 (22)	8 (24)	10 (23)	12 (27)	12 (57)	12 (46)	11 (55)	4 (33)
• Maximum severity = Severe	0	0	1 (3)	1 (2)	2 (5)	2 (10)	0	0	1 (8)

- The number of TEAEs is slightly increased in anabasum-treated subjects compared to placebo
- The increase is in mild TEAEs, not moderate or severe TEAEs

TREATMENT-EMERGENT ADVERSE EVENTS LEADING TO DISCONTINUATION FROM STUDY

5 Adverse Events

- 3 related to study drug as assessed by the site investigator
  - Decrease in focus for 4 hours after taking drug: Mild, intermittent, D4-15 – **placebo** discontinued D10, study discontinued D37
  - Lack of cognitive clarity: Mild, intermittent, D2-11 – **anabasum 1 mg QD** discontinued D10, study discontinued D50
  - Feeling unmotivated: Moderate, continuous, D61-74 – **anabasum 20 mg BID** discontinued Day 68, study discontinued D99
- 2 not related to study drug as assessed by the site investigator
  - Thrombosis in device: Severe, single event, D61 – **anabasum 20 mg BID** and study discontinued Day 62
  - Pulmonary exacerbation: Moderate, continuous, D37-70 – **anabasum 20 mg QD** discontinued D58, study discontinued D85

SUBJECTS WITH TEAEs BY SYSTEM

System	Subjects with TEAEs, n (%)					
	Weeks 1-4			Weeks 5-13		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Total number of TEAEs	23	25	30	59	49	24
Total number of subjects with any TEAE	14 (53.8)	13 (54.2)	15 (42.9)	21 (57.7)	19 (63.3)	14 (58.3)
Cardiac disorders	0	0	0	0	1 (3.3)	0
Gastrointestinal	1 (3.8)	4 (16.7)	1 (2.9)	6 (19.4)	5 (16.7)	2 (8.3)
General disorders	1 (3.8)	2 (8.3)	1 (2.9)	7 (22.6)	4 (13.3)	0
Hepatobiliary disorders	0	0	0	0	0	1 (4.2)
Immune system disorders	0	0	2 (5.7)	0	0	0
Infections and infestations	5 (19.2)	4 (16.7)	5 (14.3)	15 (48.4)	9 (30.0)	9 (37.5)
Injury, poisoning and procedural complications	1 (3.8)	1 (4.2)	1 (2.9)	0	1 (3.3)	0
Investigations	1 (3.8)	0	0	3 (9.7)	0	1 (4.2)
Metabolism and nutrition disorders	0	1 (4.2)	1 (2.9)	1 (3.2)	3 (10.0)	0
Musculoskeletal and connective tissue diseases	2 (7.7)	0	0	1 (3.2)	0	1 (4.2)
Nervous system	3 (11.5)	0	1 (2.9)	5 (16.1)	2 (6.7)	1 (4.2)
Psychiatric disorders	0	0	2 (5.7)	2 (6.5)	1 (3.3)	1 (4.2)
Renal and urinary	0	0	0	0	0	0
Respiratory, thoracic and mediastinal disorders	5 (19.2)	7 (29.2)	5 (14.3)	7 (22.6)	8 (26.7)	6 (25.0)
Skin and subcutaneous	0	1 (3.8)	0	0	0	0
Vascular disorders	0	0	1 (2.9)	0	0	0

CORBUS PHARMACEUTICALS

TEAEs IN ≥ 2 SUBJECTS IN ANY GROUP DURING ACTIVE TREATMENT

System	Subjects with TEAEs					
	Weeks 1-4			Weeks 5-13		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Total number of TEAEs	23	25	30	59	49	24
Total number of subjects with any TEAE	14 (53.8)	13 (54.2)	15 (42.9)	21 (57.7)	19 (63.3)	14 (58.3)
Dry mouth	**0**	**2 (8.3)**	**0**	**4 (12.9)**	**2 (6.7)**	**0**
Fatigue	1 (3.8)	1 (4.2)	0	2 (6.5)	2 (6.7)	0
Malaise	1 (3.8)	0	0	2 (6.5)	2 (6.7)	0
Pyrexia	0	1 (4.2)	0	2 (6.5)	0	0
Nasopharyngitis	1 (3.8)	0	2 (5.7)	2 (6.5)	1 (3.3)	0
Upper respiratory infection	2 (7.7)	2 (8.3)	0	3 (9.7)	3 (10.0)	2 (8.3)
Decreased appetite	0	0	0	1 (3.2)	3 (10.0)	0
Headache/ migraine	0	0	1 (2.9)	2 (6.5)	0	0
Cognitive disorder	**2 (7.7)**	**0**	**1 (2.9)**	**0**	**0**	**0**
Lethargy	0	0	1 (2.9)	2 (6.5)	1 (3.3)	0
Cough	1 (3.8)	4 (16.7)	4 (11.4)	1 (3.2)	3 (10.0)	4 (16.7)
Haemoptysis	1 (3.8)	1 (4.2)	2 (5.7)	4 (12.9)	3 (10.0)	0
Dizziness	0	0	0	1 (3.2)	0	0

Bold print indicates at least 2 TEAEs were considered related to study drug

HEMATOLOGY LABORATORY INVESTIGATIONS

Data are shown for combined anabasum 20 mg QD and 20 mg BID subjects (N = 58) and placebo subjects (N = 22) from baseline at Visit 3 when subjects start on these doses

Investigation	Treatment	Baseline Mean (SD)	Change from baseline Mean (SD)	
			Week 12	Week 16
Hematocrit, %	Anabasum	43.7 (4.1)	-0.80 (2.2)	-0.22 (2.9)
	Placebo	44.1 (4.7)	0.20 (4.3)	-0.46 (4.3)
Leukocytes x 10^9/L	Anabasum	8.2 (3.1)	-0.07 (2.7)	0.03 (2.8)
	Placebo	8.4 (3.7)	0.23 (2.5)	0.66 (2.3)
Neutrophils x 10^9/L	Anabasum	5.5 (2.9)	-0.01 (2.3)	0.10 (2.9)
	Placebo	5.5 (3.4)	-0.22 (2.4)	0.53 (2.5)
Lymphocytes x 10^9/L	Anabasum	2.1 (0.7)	-0.21 (0.5)	-0.14 (0.5)
	Placebo	2.2 (0.7)	-0.09 (0.5)	-0.03 (0.4)
Platelets x 10^9/L	Anabasum	273.4 (71.3)	-2.5 (39.2)	-0.4(44.1)
	Placebo	284.5 (117.3)	-2.1 (66.4)	3.0 (59.3)

No significant difference between anabasum and placebo in hematology laboratory investigations

CLINICAL CHEMISTRY LABORATORY INVESTIGATIONS

Data are shown as change from baseline for combined anabasum 20 mg QD and 20 mg BID subjects (N = 58) and placebo subjects (N = 22) from baseline when subjects start on these doses

Investigation	Treatment	Baseline Mean (SD)	Change from baseline Mean (SD)	
			Week 12	Week 16
Alanine aminotransferase, U/L	Anabasum	24.9 (20.0)	-0.9 (27.2)	-1.5 (15.6)
	Placebo	25.1 (12.8)	-0.3 (8.8)	-1.3 (9.0)
Alkaline phosphatase U/L	Anabasum	96.1(32.0)	1.7 (20.0)	6.7 (25.6)
	Placebo	97.8 (33.7)	4.9 (16.6)	4.0 (11.5)
Aspartate aminotransferase, U/L	Anabasum	28.4 (49.3)	-7.2 (51.4)	-7.0 (49.9)
	Placebo	26.0 (15.2)	-1.3 (12.3)	-1.1 (13.5)
Gamma glutamyl transferase, U/L	Anabasum	16.6 (12.2)	3.2 (13.9)	1.6 (6.6)
	Placebo	25.5 (18.4)	3.9 (15.2)	0.9 (8.1)

No significant difference between anabasum and placebo in chemistry laboratory investigations

ACUTE PULMONARY EXACERBATIONS

ACUTE PULMONARY EXACERBATIONS


Requirement for
IV antibiotics
Requirement for
new antibiotics
Symptoms

ACUTE PULMONARY EXACERBATION REQUIRING TREATMENT WITH INTRAVENOUS ANTIBIOTICS

Captured as an event of special interest. Assignment to treatment arm is by time of onset of symptoms that required intravenous antibiotic treatment

Treatment Group	Subjects, n (%)	
	Weeks 1-4	Weeks 5-12
Placebo, N = 35	3 (8.6)	
Anabasum 1 mg, N = 26	1 (7.7)	
Anabasum 5 mg, N = 24	1 (4.2)	
Placebo, N = 24		3 (16.7)
Anabasum 20 mg, N = 31		3 (6.5)
Anabasum 20 mg BID, N = 30		1 (3.3)

Acute Pulmonary Exacerbations (Intravenous Antibiotics) Per Year



Eventsper year (persubject, per 48 weeks)
0.86
0.46
0.21
47% reduction
75% reduction
All placebo
All anabasum
Anabasum 20 mg BID

- Anabasum treatment is associated with a dose dependent-reduction in rate of acute pulmonary exacerbations requiring intravenous antibiotics per 48 weeks
- There was a 75% reduction in the 48 week rate of acute pulmonary exacerbations for anabasum at 20 mg BID

FIRST ACUTE PULMONARY EXACERBATION DEFINED AS TREATMENT WITH NEW ANTIBIOTICS

A broader look at acute pulmonary exacerbations as defined by treatment with new antibiotics for respiratory system symptoms

Treatment Group, N at risk for 1st exacerbation	Subjects n/N at risk (%)		
	Weeks 1-4	Weeks 5-12	Post-treatment
Placebo, N = 34	6 (25.0)		
Anabasum 1 mg, N = 22	3 (13.6)		
Anabasum 5 mg, N = 23	3 (13.0)		
Placebo, N= 18		9 (50.0)	
Anabasum 20 mg, N = 25		4 (16.0)	
Anabasum 20 mg BID, N = 24		2 (8.3)	
Placebo, N = 9			2 (22.2)
Anabasum 20 mg, N = 20			6 (30.0)
Anabasum 20 mg BID, N = 22			2 (9.1)



First Acute Pulmonary Exacerbations
(Any New Antibiotic) Per Year
Eventsper year
(persubject, per 48 weeks)
2.71
1.02
0.50
62% reduction
82% reduction
All placebo
All anabasum
Anabasum
20 mg BID

- Anabasum treatment is associated with a dose dependent-reduction in rate of acute pulmonary exacerbations treated with any new antibiotic per 48 weeks
- There was a 82% reduction in the 48 week rate of acute pulmonary exacerbations treated with any new antibiotic for anabasum at 20 mg BID

FEV1

FEV1 PERCENT PREDICTED VALUES

Weeks 1-12

Value	Treatment	Baseline Mean (range)
FEV1 % predicted	Placebo, N = 24	66.6
	Anabasum 20 mg, N = 31	64.6
	Anabasum 20 mg BID, N = 30	62.2

LS Mean Change (SE) from Baseline



FEV1 % predicted
LS Mean Change from Baseline, SE
10
7.5
5
2.5
0
-2.5
-5
-7.5
-10
Placebo
Anabasum 20 QD
Anabasum 20 mg BID
1
29
85
Days

Mean FEV1 values were stable throughout the study for both anabasum and placebo-treated subjects

CYSTIC FIBROSIS QUESTIONNAIRE-REVISED (CFQ-R) RESPIRATORY SYMPTOMS SCORE

Weeks 1-12

Value	Treatment	Baseline Mean (range)
CFQ-R Respiratory Symptoms Score	Placebo, N = 24	74.8 (38.9 – 88.9)
	Anabasum 20 mg, N = 31	65.3 (27.8 - 94.4)
	Anabasum 20 mg BID, N = 30	69.0 (16.7 – 100.0)

LS Mean Difference (SE) from Baseline

An increase in score means fewer symptoms



Placebo
Anabasum 20 mg
Anabasum 20 mg BID
CFQR-Respiratory Symptoms Score
LS Mean Change from Baseline, SE
10
7.5
5
2.5
0
-2.5
-5
1
29
85
Days

In general, mean CFQ-R Respiratory Symptoms scores were not changed from baseline in any cohort

SPUTUM BIOMARKERS
INFLAMMATORY CELLS AND MEDIATORS

INFLAMMATORY CELLS IN CF SPUTUM AT BASELINE

Treatment, N	Baseline Value, Mean (SD), $\log_{10}$				
	Total cells	Neutrophils	Eosinophils	Macrophages	Lymphocytes
Placebo N = 14	6.92 (0.76)	6.72 (0.88)	2.47 (2.64)	5.54 (0.76)	1.00 (1.98)
Anabasum 20 mg N = 21	6.88 (0.56)	6.66 (0.66)	4.61 (1.66)	5.42 (0.64)	1.44 (2.34)
Anabasum 20 mg BID N = 16	7.10 (0.60)	6.90 (0.80)	3.74 (2.47)	5.80 (0.84)	0.82 (1.88)

Anabasum 20 mg BID subjects have more inflammatory cells in their sputum than do placebo subjects

ANABASUM REDUCES INFLAMMATORY CELLS IN CF SPUTUM (1)

Least Squares (LS) mean difference from placebo, $\log_{10}$ (SE)



Total Cells
Reduced Cell Numbers
1 mg
5 mg
20 mg
20 mg BID
p = 0.031
-0.30
-0.07
p = 0.144
-0.82
-0.64
-1.75 -1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)
Neutrophils
Reduced Cell Numbers
p = 0.014
-0.41
-0.11
p = 0.144
-0.83
-0.70
1 mg
5 mg
20 mg
-1.75 -1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)
Eosinophils
Reduced Cell Numbers
p = 0.014
-0.93
-0.87
-0.04
p = 0.053
-1.49
1 mg
5 mg
20 mg
20 mg BID
-2.5 -2.25 -2 -1.75 -1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)

Anabasum reduces sputum total cells, neutrophils and eosinophils, with greater reduction at higher doses of anabasum

ANABASUM REDUCES INFLAMMATORY CELLS IN CF SPUTUM (2)

Least Squares (LS) mean difference from placebo, $\log_{10}$ (SE)



Lymphocytes
Reduced Cell Numbers
1 mg
5 mg
20 mg
20 mg BID
0.59
0.44
-0.37
p = 0.089
-1.34
-2.5 -2 -1.5 -1 -0.5 0 0.5 1
LS Mean Difference from Placebo (SE)
Macrophages
Reduced Cell Numbers
p = 0.030
-0.59
-0.02
p = 0.128
-0.74
-0.61
-1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)

Anabasum reduces sputum lymphocytes and macrophages, with greater reduction at higher doses of anabasum

INFLAMMATORY MEDIATORS IN CF SPUTUM AT BASELINE

Treatment, N	Baseline Value Mean (SD), $\log_{10}$		
	Interleukin-8	Neutrophil elastase	Immunoglobulin G
Placebo N = 14	5.17 (0.43)	2.02 (0.63)	1.49 (0.50)
Anabasum 20 mg N = 21	5.06 (0.48)	2.04 (0.59)	1.36 (0.60)
Anabasum 20 mg BID N = 16	5.22 (0.45)	2.19 (0.50)	1.59 (0.50)

Subjects in different treatment groups have similar levels of inflammatory mediators in their sputum

ANABASUM REDUCES INFLAMMATORY MEDIATORS IN CF SPUTUM



Least Squares (LS) mean difference from placebo, log10 (SE)
Interleukin-8
Neutrophil Elastase
Immunoglobulin G
Reduced Mediators
Reduced Mediators
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
-0.07
-0.01
-0.08
p = 0.033
-0.19
-0.08
0.15
-0.06
p = 0.061
-0.23
p = 0.014
0.00
0.04
-0.06
p = 0.037
-0.19
-0.3 -0.25 -0.2 -0.15 -0.1 -0.05 0
-0.3 -0.2 -0.1 0 0.1 0.2
-0.25 -0.2 -0.15 -0.1 -0.05 0 0.05
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)

Anabasum 20 g BID reduces sputum interleukin-8, neutrophil elastase, and immunoglobulin G

BLOOD BIOMARKERS
INFLAMMATORY CELLS AND MEDIATORS

BLOOD BIOMARKERS OF INFLAMMATION AT BASELINE

Treatment, N	Baseline Value Mean (SD), $\log_{10}$		
	Interleukin-8, pg/ml	C-reactive protein, nmol/L	Immunoglobulin G, g/L
Placebo N = 23	1.51 (0.10)	1.48 (0.60)	1.13 (0.14)
Anabasum 20 mg N = 30	1.53 (0.08)	1.47 (0.39)	1.10 (0.16)
Anabasum 20 mg BID N = 28	1.58 (0.19)	1.48 (0.56)	1.19 (0.10)

Subjects in different treatment groups have similar levels of inflammatory mediators in blood

EFFECT OF ANABASUM ON INFLAMMATORY MEDIATORS IN BLOOD

Least Squares (LS) mean difference from placebo, **$\log_{10}$** (SE)


Interleukin-8
CRP
Immunoglobulin G
Reduced Mediators
Reduced Mediators
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
-0.02
-0.02
0.01
0.03
-0.02
0.01
0.09
p = 0.124
-0.15
0.01
0.00
0.01
0.01
-0.1
0
0.1
-0.3
-0.2
-0.1
0
0.1
0.2
-0.2
-0.1
0
0.1
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)

Anabasum 20 g BID reduces C-reactive protein levels in the blood

CONCLUSIONS

- Patients were exposed to anabasum at the C_{max} levels targeted
- Anabasum showed evidence of biologic activity in the lungs with reduction of multiple inflammatory cells and mediators
- Safety and tolerability profiles were acceptable
- Promising evidence of clinical benefit was seen in acute pulmonary exacerbations with greatest benefit at anabasum 20 mg BID dose
- These data support further clinical development of anabasum in CF Patients, and inform the design of the next clinical trial

Thank You!

We are Very Grateful to:

- The participants who took part in our Phase 2 clinical study of anabasum
- Our clinical investigators for their commitment to working with patients to complete the study
- Our employees for their tireless work and dedication to make this study possible
- The Cystic Fibrosis Foundation, Cystic Fibrosis Foundation Therapeutics, Inc. Development Network and European CF Society Clinical Trials Network for their support throughout the design and execution of the study

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


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